SGI Announces Fourth Quarter and Fiscal Year 2016 Financial Results

MILPITAS, CA -- (Marketwired - August 11, 2016) - SGI (NASDAQ: SGI), a global leader in high-performance solutions for compute, data analytics and data management, today announced financial results for its fourth quarter and fiscal year 2016 ended June 24, 2016. Data in this release is presented on both a GAAP and non-GAAP basis and a reconciliation of GAAP to non-GAAP measures is included in the financial tables in this press release.

Total revenue for the fiscal fourth quarter was $123 million compared to $153 million in the fourth quarter of fiscal 2015. GAAP net income for the fiscal fourth quarter was $0.1 million, or breakeven per share compared with a net loss of $10 million, or $(0.28) per share in the fourth quarter of fiscal year 2015. Non-GAAP net income for the fiscal fourth quarter was $3 million, or $0.08 per share compared with a net loss of $4 million, or $(0.12) per share in the same quarter a year ago.

Total revenue for fiscal 2016 was $533 million compared with $521 million in fiscal 2015. GAAP net loss for fiscal 2016 was $11 million, or $(0.31) per share compared with a net loss of $39 million, or $(1.13) per share in fiscal 2015. Non-GAAP net income was $4 million, or $0.11 per share for fiscal 2016, compared with a net loss of $13 million, or $(0.36) per share for fiscal 2015.

Conference Call and Webcast Information

Due to the earlier announcement of Hewlett Packard Enterprise's acquisition of SGI, the previously scheduled conference call has been cancelled.

About SGI

SGI is a global leader in high-performance solutions for compute, data analytics and data management that enable customers to accelerate time to discovery, innovation, and profitability. Visit sgi.com (sgi.com/) for more information.

Connect with SGI on Twitter (@sgi_corp), YouTube (youtube.com/sgicorp), Facebook (facebook.com/sgiglobal) and LinkedIn (linkedin.com/company/sgi).

© 2016 Silicon Graphics International Corp. All rights reserved. SGI and the SGI logo are trademarks or registered trademarks of Silicon Graphics International Corp. or its subsidiaries in the United States and/or other countries. All other trademarks are property of their respective holders.

Use of Non-GAAP Financial Measures

This press release and the related earnings conference call include financial measures that are not determined in accordance with U.S. generally accepted accounting principles ("GAAP"), including non-GAAP gross margin, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and management exercises judgment in determining which items should be excluded in the calculation of non-GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies. While we believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, we believe that non-GAAP measures are valuable in evaluating the company's operating performance and analyzing our business operations. Management may exclude the following items from one or more of non-GAAP measures: (1) share-based compensation; (2) amortization and impairment of intangible assets; (3) restructuring and severance charges; (4) gains or losses on sale of assets; and (5) other non-recurring costs. Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between GAAP and non-GAAP financial results is provided in this press release. The adjustments made should not be construed as an inference that all such adjustments or costs are unusual, infrequent or non-recurring. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in this release and SGI's SEC filings.

For a full reconciliation of historical non-GAAP measures referenced in this press release to the comparable measures under GAAP, please refer to the company's press releases on its website at www.sgi.com.

                    Silicon Graphics International Corp.
         UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (In thousands, except per share amounts)

                                  Three Months Ended        Year Ended
                                 --------------------  --------------------
                                  June 24,   June 26,   June 24,   June 26,
                                    2016       2015       2016       2015
                                 ---------  ---------  ---------  ---------

Revenue                          $ 122,714  $ 152,904  $ 532,930  $ 521,259
Cost of revenue                     85,226    121,106    388,385    386,621
                                 ---------  ---------  ---------  ---------

Gross profit                        37,488     31,798    144,545    134,638
                                 ---------  ---------  ---------  ---------

Operating expenses:
  Research and development          11,786     12,211     50,697     53,206
  Sales and marketing               12,823     14,655     51,525     61,544
  General and administrative        11,123     12,462     43,435     53,861
  Restructuring                          -          -          -        116
                                 ---------  ---------  ---------  ---------
   Total operating expenses         35,732     39,328    145,657    168,727
                                 ---------  ---------  ---------  ---------

Income (loss) from operations        1,756     (7,530)    (1,112)   (34,089)
                                 ---------  ---------  ---------  ---------

  Interest expense, net             (1,888)    (2,030)    (7,932)    (3,744)
  Other expense, net                (1,385)      (193)    (2,760)      (872)
                                 ---------  ---------  ---------  ---------
   Total other expense, net         (3,273)    (2,223)   (10,692)    (4,616)
                                 ---------  ---------  ---------  ---------
Loss before income taxes            (1,517)    (9,753)   (11,804)   (38,705)
Income tax (benefit) provision      (1,651)      (141)      (626)       440

                                 ---------  ---------  ---------  ---------
Net income (loss)                $     134  $  (9,612) $ (11,178) $ (39,145)
                                 =========  =========  =========  =========

Basic net income (loss) per
 share                           $    0.00  $   (0.28) $   (0.31) $   (1.13)
                                 =========  =========  =========  =========
Diluted net income (loss) per
 share                           $    0.00  $   (0.28) $   (0.31) $   (1.13)
                                 =========  =========  =========  =========

Shares used in computing basic
 net income (loss) per share        36,319     34,839     35,745     34,559
                                 =========  =========  =========  =========
Shares used in computing diluted
 net income (loss) per share        37,379     34,839     35,745     34,559
                                 =========  =========  =========  =========

Share-based compensation by category is as
 follows:

Cost of revenue - product        $      67  $      78  $     384  $     452
Cost of revenue - service              213        293      1,238      1,510
Research and development               364        437      2,132      2,318
Sales and marketing                    299        489      1,675      2,771
General and administrative           1,072      1,686      6,608      7,498
                                 ---------  ---------  ---------  ---------
Total                            $   2,015  $   2,983  $  12,037  $  14,549
                                 =========  =========  =========  =========

                    Silicon Graphics International Corp.
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                               (In thousands)

                                                     June 24,     June 26,
                                                       2016         2015
                                                   ------------ ------------
                       ASSETS
Current assets:
  Cash and cash equivalents                        $     92,946 $     67,191
  Current portion of restricted cash                      2,109        2,109
  Accounts receivable, net                               85,834      118,219
  Inventories                                            55,911       82,832
  Current portion of deferred cost of revenue            15,453       12,108
  Prepaid expenses and other current assets              11,698       17,547
                                                   ------------ ------------
    Total current assets                                263,951      300,006
Non-current portion of restricted cash                    1,360        2,251
Property and equipment, net                              40,526       38,480
Goodwill and Intangible assets, net                      10,610       11,303
Non-current portion of deferred cost of revenue          11,459        9,648
Other non-current assets                                 28,223       25,896

                                                   ------------ ------------
        Total assets                               $    356,129 $    387,584
                                                   ============ ============

        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                 $     55,761 $     48,677
  Accrued compensation                                   15,849       17,797
  Short-term debt, net of unamortized debt issuance
   costs                                                  3,776        3,096
  Current portion of deferred revenue                    64,392       96,473
  Other current liabilities                              27,605       33,180
                                                   ------------ ------------
    Total current liabilities                           167,383      199,223
Long-tem debt, net of unamortized debt issuance
 costs                                                   60,722       65,581
Non-current portion of deferred revenue                  46,619       43,781
Long-term income taxes payable                            7,529        8,420
Retirement benefit obligations                           10,868        9,330
Other non-current liabilities                             7,818        7,871
                                                   ------------ ------------
      Total liabilities                                 300,939      334,206

Stockholders' equity                                     55,190       53,378
                                                   ------------ ------------
        Total liabilities and stockholders' equity $    356,129 $    387,584
                                                   ============ ============

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                      Three Months Ended
                  ---------------------------------------------------------
                                        June 24, 2016
                    Net                     Gross Profit          Operating
                                    ----------------------------
                   Income    EPS     Product   Service    Total    Expenses
                  -------  -------  --------  --------  --------  ---------
GAAP              $   134  $  0.00  $ 23,626  $ 13,862  $ 37,488  $  35,732

  Share-based  (1)
   compensation     2,015     0.05        67       213       280     (1,735)
  Amortization (1)
   of acquired
   intangibles        187     0.01       175         -       175        (12)
  Severance    (2)    163        -         -       123       123        (40)
  Other non-   (2)
   recurring
   items              589     0.02         -         9         9       (580)
                  -------  -------  --------  --------  --------  ---------
Non-GAAP          $ 3,088  $  0.08  $ 23,868  $ 14,207  $ 38,075  $  33,365
                  =======  =======  ========  ========  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                26.4%     41.5%     30.5%
  Gross margin
   on a Non-
   GAAP basis                           26.7%     42.6%     31.0%

Weighted
 average shares
 used in
 computing:
  Basic net
   income per
   share                    36,319
  Diluted net
   income per
   share                    37,379

                                      Three Months Ended
                  ---------------------------------------------------------
                                        June 26, 2015
                    Net                     Gross Profit          Operating
                                    ----------------------------
                    Loss     EPS     Product   Service    Total    Expenses
                  -------  -------  --------  --------  --------  ---------
GAAP              $(9,612) $ (0.28) $ 16,262  $ 15,536  $ 31,798  $  39,328

  Share-based  (1)
   compensation     2,983     0.09        78       293       371     (2,612)
  Amortization (1)
   of acquired
   intangibles        223     0.01       205         -       205        (18)
  Severance    (2)    722     0.02         -         4         4       (718)
  Other non-   (2)
   recurring
   items            1,372     0.04         -       121       121     (1,251)
                  -------  -------  --------  --------  --------  ---------
Non-GAAP          $(4,312) $ (0.12) $ 16,545  $ 15,954  $ 32,499  $  34,729
                  =======  =======  ========  ========  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                13.7%     45.3%     20.8%
  Gross margin
   on a Non-
   GAAP basis                           13.9%     46.5%     21.3%

Weighted
 average shares
 used in
 computing:
  Basic and
   diluted net
   loss per
   share                    34,839

                                      Three Months Ended
                  ---------------------------------------------------------
                                        March 25, 2016
                    Net                     Gross Profit          Operating
                                    ----------------------------
                   Income    EPS     Product   Service    Total    Expenses
                  -------  -------  --------  --------  --------  ---------
GAAP              $   739  $  0.02  $ 22,137  $ 15,631  $ 37,768  $  32,853

  Share-based  (1)
   compensation     2,948     0.08       110       295       405     (2,543)
  Amortization (1)
   of acquired
   intangibles        191        -       175         -       175        (16)
  Severance    (2)    723     0.02         5         -         5       (718)
  Other non-   (2)
   recurring
   items           (3,485)   (0.09)        -       (21)      (21)     3,442
                  -------  -------  --------  --------  --------  ---------
Non-GAAP          $ 1,116  $  0.03  $ 22,427  $ 15,905  $ 38,332  $  33,018
                  =======  =======  ========  ========  ========  =========

Gross Margin
  Gross margin
   on a GAAP
   basis                                23.0%     43.8%     28.6%
  Gross margin
   on a Non-
   GAAP basis                           23.3%     44.6%     29.0%

Weighted
 average shares
 used in
 computing:
  Basic net
   income per
   share                    35,954
  Diluted net
   income per
   share                    37,028

                    Silicon Graphics International Corp.
       RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                   (In thousands, except per share data)
                                (Unaudited)

                                         Year Ended
                 ----------------------------------------------------------
                                        June 24, 2016
                    Net                     Gross Profit          Operating
                                    ----------------------------
                 (Loss) /
                  Income     EPS     Product   Service    Total    Expenses
                 --------  -------  --------  --------  --------  ---------
GAAP             $(11,178) $ (0.31) $ 85,577  $ 58,968  $144,545  $ 145,657

 Share-based  (1)
  compensation     12,037     0.34       384     1,238     1,622    (10,415)
 Amortization (1)
  of acquired
  intangibles         662     0.02       600         -       600        (62)
 Severance    (2)   2,560     0.07         5       246       251     (2,309)
 Other non-   (2)
  recurring
  items              (217)   (0.01)        -        (1)       (1)       194
                 --------  -------  --------  --------  --------  ---------
Non-GAAP         $  3,864  $  0.11  $ 86,566  $ 60,451  $147,017  $ 133,065
                 ========  =======  ========  ========  ========  =========

Gross Margin
 Gross margin
  on a GAAP
  basis                                 21.7%     42.7%     27.1%
 Gross margin
  on a Non-
  GAAP basis                            21.9%     43.8%     27.6%

Weighted
 average
 shares used
 in computing:
 Basic net
  loss per
  share                     35,745
 Diluted net
  income per
  share                     36,445

                                         Year Ended
                 ----------------------------------------------------------
                                        June 26, 2015
                    Net                     Gross Profit          Operating
                                    ----------------------------
                   Loss      EPS     Product   Service    Total    Expenses
                 --------  -------  --------  --------  --------  ---------
GAAP             $(39,145) $ (1.13) $ 72,522  $ 62,116  $134,638  $ 168,727

 Share-based  (1)
  compensation     14,549     0.42       453     1,509     1,962    (12,587)
 Amortization (1)
  and
  impairment
  of acquired
  intangibles       1,854     0.06     1,324         -     1,324       (530)
 Restructuring(2)
  and
  severance         6,314     0.18       160     1,456     1,616     (4,698)
 Other non-   (2)
  recurring
  items             3,878     0.11         -       199       199     (3,449)
                 --------  -------  --------  --------  --------  ---------
Non-GAAP         $(12,550) $ (0.36) $ 74,459  $ 65,280  $139,739  $ 147,463
                 ========  =======  ========  ========  ========  =========

Gross Margin
 Gross margin
  on a GAAP
  basis                                 19.3%     42.8%     25.8%
 Gross margin
  on a Non-
  GAAP basis                            19.8%     45.0%     26.8%

Weighted
 average
 shares used
 in computing:
 Basic and
  diluted net
  loss per
  share                     34,559

NOTE: This presentation includes certain financial measures not in conformity with Generally Accepted Accounting Principles in the United
States (non-GAAP measures). Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

(1) Adjustments to exclude certain non-cash expenses such as share-based compensation and amortization and impairment of intangible assets.
(2) Adjustments to exclude the items discussed below because such items are either operating expenses which would not otherwise have been incurred by the company in the normal course of the company's business operations or are not reflective of the company's core results over time. These items may include recurring as well as non-recurring items.

(a) Restructuring charges and severance - Restructuring charges consist primarily of severance expense, facility closure and relocation costs.
(b) Other non-recurring items include settlements, asset impairments, sale of assets, and other non-recurring items.

                    Silicon Graphics International Corp.
                           TRENDED FINANCIAL DATA
                               (In thousands)
                                (Unaudited)

                                  Q4 FY16    Q4 FY15     FY16       FY15
------------------------------------------ ---------- ---------- ----------

Revenue
  Americas                      $   78,391 $   95,915 $  295,518 $  323,785
  APJ                               25,138     31,919    129,973    124,163
  EMEA                              19,185     25,070    107,439     73,311
------------------------------------------ ---------- ---------- ----------
    Total revenue               $  122,714 $  152,904 $  532,930 $  521,259
========================================== ========== ========== ==========

Revenue
  Federal (*)                   $   53,134 $   89,803 $  231,657 $  279,906
  International / Commercial        69,580     63,101    301,273    241,353
------------------------------------------ ---------- ---------- ----------
    Total revenue               $  122,714 $  152,904 $  532,930 $  521,259
========================================== ========== ========== ==========

Revenue
  Product                       $   89,326 $  118,606 $  394,844 $  376,294
  Service                           33,388     34,298    138,086    144,965
------------------------------------------ ---------- ---------- ----------
    Total revenue               $  122,714 $  152,904 $  532,930 $  521,259
========================================== ========== ========== ==========
Cost of revenue
  Product                       $   65,700 $  102,344 $  309,267 $  303,772
  Service                           19,526     18,762     79,118     82,849
------------------------------------------ ---------- ---------- ----------
    Total cost of revenue       $   85,226 $  121,106 $  388,385 $  386,621
========================================== ========== ========== ==========
Gross margin by Product and
 Service
  Product Gross Margin                26.4%      13.7%      21.7%      19.3%
  Service Gross Margin                41.5%      45.3%      42.7%      42.8%
    Total gross margin                30.5%      20.8%      27.1%      25.8%
========================================== ========== ========== ==========

(*) Federal revenue includes U.S. government customers, system integrators, and higher education and research institutions

Contact Information:

SGI Investor Relations
Annie Leschin
(415) 775-1788
annie@streetsmartir.com

Ben Liao
(669) 900-8090
bliao@sgi.com